Exhibit 21.1
Euronet Worldwide, Inc. Subsidiaries

As of December 31, 2021, Euronet's wholly owned subsidiaries were:

•         epay Australia Holdings Pty Ltd, incorporated in Australia

•         epay Australia Pty Ltd, incorporated in Australia

•         HiFX Australia Pty Ltd, incorporated in Australia

•         Pure Commerce Japan Pty Ltd, incorporated in Australia

•         Pure Commerce Pty Limited, incorporated in Australia

•         RIA Financial Services Australia Pty. Ltd., incorporated in Australia

•         RIA Financial Services Austria GmbH, incorporated in Austria

•         Euronet Middle East W.L.L., incorporated in Bahrain

•         Innova Taxfree Belgium SPRL, incorporated in Belgium

•         RIA Envia Financial Services Belgium SPRL, incorporated in Belgium

•         YourCash Belgium N.V., incorporated in Belgium

•         Telecom Net S.A. Logistica Digital, incorporated in Brazil

•         Euronet Services EOOD, incorporated in Bulgaria

•         Gescoro Inc., incorporated in Canada

•         HiFX Canada Inc., incorporated in Canada

•         RIA Telecommunications of Canada Inc., incorporated in Canada

•         XE Corporation, incorporated in Canada

•         Ria Chile Servicios Financieros SpA, incorporated in Chile

•         epay (Shanghai) Technology Development Co., Ltd. d.b.a. epay China, incorporated in China

•         EFT-Usluge d.o.o., incorporated in Croatia

•         Euronet Services, Spol. s r.o., incorporated in the Czech Republic

•         RIA Financial Services, Denmark ApS, incorporated in Denmark

•         RIA de la Hispaniola, C.porA, incorporated in Dominican Republic

•         Euronet Middle East, Africa & Pakistan LLC, incorporated in Egypt

•         RIA de Centroamerica, S.A. de C.V., incorporated in El Salvador

•         epay Digital SAS, incorporated in France

•         Euronet Services SAS, incorporated in France

•         Innova Tax Free France S.A.S.U., incorporated in France

•         RIA France SAS, incorporated in France

•         cadooz GmbH, incorporated in Germany

•         cadooz rewards GmbH, incorporated in Germany

•         Delta Euronet GmbH, incorporated in Germany

•         Innova Taxfree Germany GmbH, incorporated in Germany

•         RIA Deutschland GmbH, incorporated in Germany

•         RIA Envia Financial Services GmbH, incorporated in Germany

•         transact Elektronische Zahlungssysteme GmbH, incorporated in Germany

•         Euronet Card Services S.A., incorporated in Greece

•         Euronet Asia Holdings Limited, incorporated in Hong Kong

•         Euronet Banktechnikai Szolgaltato Kft., incorporated in Hungary

•         Euronet Services Kft., incorporated in Hungary

•         Euronet Services India Pvt. Ltd., incorporated in India

•         RIA Money Transfer Services Pvt. Ltd., incorporated in India

•         PT Euronet Technologies Indonesia, incorporated in Indonesia

•         Easycash (Ireland) Limited, incorporated in Ireland

•         Euronet 360 Payments Limited, incorporated in Ireland

1

•         Innova Taxfree Ireland Limited, incorporated in Ireland

•         RIA Financial Services Ireland Limited, incorporated in Ireland

•         YourCash Ireland Limited, incorporated in Ireland

•         Pure-Commerce Ltd, incorporated in Isle of Man

•         Euronet Pay & Transaction Services S.R.L., incorporated in Italy

•         Innova Taxfree Italy S.R.L., incorporated in Italy

•         RIA Italia S.R.L., incorporated in Italy

•         Euronet Japan KK, incorporated in Japan

•         Euronet Korea LLC, incorporated in Korea

•         Ria Lithuania UAB, incorporated in Lithuania

•         Euronet Services Malaysia Sdn. Bhd., incorporated in Malaysia

•         IME (M) Sdn Bhd, incorporated in Malaysia

•         Euronet epay Mexico, S. de R. L. de C.V., incorporated in Mexico

•         Ria Mexico Solutions, S. de R.L. de C.V., incorporated in Mexico

•         Ria Transfers de Mexico, S. de R.L. de C.V., incorporated in Mexico

•         EFT Services Holding B.V., incorporated in the Netherlands

•         epay Netherlands B.V., incorporated in the Netherlands

•         Hanco Automated Teller Machines Holdings B.V., incorporated in the Netherlands

•         Hanco Automated Teller Machines Netherlands B.V., incorporated in the Netherlands

•         Innova Taxfree Netherlands B.V., incorporated in the Netherlands

•         XE Europe B.V., incorporated in the Netherlands

•         RIA Financial Services Netherlands B.V., incorporated in the Netherlands

•         RIA Netherlands Holding B.V., incorporated in the Netherlands

•         epay New Zealand Limited, incorporated in New Zealand

•         HiFX Limited, incorporated in New Zealand

•         RIA Financial Services New Zealand Limited, incorporated in New Zealand

•         RIA Financial Services Norway AS, incorporated in Norway

•         Euronet Technology Services, Inc., incorporated in the Philippines

•         CT202 Spółka z o.o., incorporated in Poland

•         Euronet Polska Spolka z o.o., incorporated in Poland

•         MT101 Spółka z o.o., incorporated in Poland

•         IME (Portugal), LDA, incorporated in Portugal

•         Innova Tax Free Portugal Unipessoal Lda, incorporated in Portugal

•         RIA Financial Services Puerto Rico, Inc., incorporated in Puerto Rico

•         Euronet Services S.R.L., incorporated in Romania

•         Euronet Services O.O.O., incorporated in Russia

•         Euronet Services d.o.o., incorporated in Serbia

•         Pure Commerce (S) Pte. Ltd., incorporated in Singapore

•         Pure Commerce Shared Service Pte. Ltd., incorporated in Singapore

•         Pure Processing Pte. Ltd., incorporated in Singapore

•         RIA Financial Services Singapore Pte. Ltd., incorporated in Singapore

•         Euronet Services Slovakia, spol. s r.o., incorporated in Slovakia

•         Euronet Business Holdings, S.L.U., incorporated in Spain

•         Euronet Telerecarga, S.L.U., incorporated in Spain

•         Innova Magazine S.L., incorporated in Spain

•         Innova Taxfree Group, S.L., incorporated in Spain

•         Innova Taxfree Spain, S.L., incorporated in Spain

•         RIA Payment Institution EP, S.A.U., incorporated in Spain

•         RIA Spain Holdings S.L.U., incorporated in Spain

•         RIA Financial Services Sweden AB, incorporated in Sweden

•         Euronet Services Schweiz GmbH, incorporated in Switzerland

•         RIA Financial Services GmbH, incorporated in Switzerland

•         Euronet Elektronik Islem Hizmetleri Limited Sirketi, incorporated in Turkey

•         Ria Turkey Ödeme Kuruluşu Anonim Sirketi, incorporated in Turkey

•         "Euronet Ukraine" Limited Liability Company, incorporated in Ukraine

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•         epay Digital Middle East FZ-LLC, incorporated in United Arab Emirates

•         Universal Solution Providers FZ-LLC, incorporated in United Arab Emirates

•         e-pay Holdings Ltd, incorporated in United Kingdom

•         epay Ltd, incorporated in United Kingdom

•         Euronet (London) UK Holdings Limited, incorporated in United Kingdom

•         Euronet 360 Finance Limited, incorporated in United Kingdom

•         Euronet Payment Services Ltd, incorporated in United Kingdom

•         HiFM Holdings Limited, incorporated in United Kingdom

•         HiFM Limited, incorporated in United Kingdom

•         HiFX Europe Limited, incorporated in United Kingdom

•         IME UK Limited, incorporated in United Kingdom

•         Innova Tax Free (UK) Limited, incorporated in United Kingdom

•         RIA Financial Services Limited, incorporated in United Kingdom

•         YourCash Europe Limited, incorporated in United Kingdom

•         YourCash Solutions Limited, incorporated in United Kingdom

•         YourCash Holdings Limited, incorporated in United Kingdom

•         YourCash ATM Systems Limited, incorporated in United Kingdom

•         YourCash Limited, incorporated in United Kingdom

•         Continental Exchange Solutions, Inc., incorporated in Kansas, U.S.A.

•         Continental Payment Solutions, Inc., incorporated in California, U.S.A.

•         Dolphin Debit Access, LLC, incorporated in Texas, U.S.A.

•         EFT Americas, Inc., incorporated in Delaware, U.S.A.

•         Euronet Pakistan Holdings Inc., incorporated in Delaware, U.S.A.

•         Euronet USA, LLC, incorporated in Arkansas, U.S.A.

•         PaySpot, LLC, incorporated in Kansas, U.S.A.

•         RIA Envia, LLC, incorporated in Kansas, U.S.A.

•         RIA Telecommunications of New York, Inc., incorporated in New York, U.S.A.

•         Telecomnet LLC, incorporated in Delaware, U.S.A.

•         Euronet Services LLC, incorporated in Kansas, U.S.A.

As of December 31, 2021, Euronet also had shareholdings in the following companies that are not wholly owned:

•         Cashlink Bangladesh Ltd., incorporated in Bangladesh, of which 10% is owned by EFT Services Holding B.V.

•         Electronic Transactions Network Ltd., incorporated in Bangladesh, of which 100% is owned by Cashlink Bangladesh Ltd.

•         Euronet ETT (China) Co. Ltd., incorporated in China, of which 49% is owned by Euronet Asia Holdings Limited

•         Jiayintong (Beijing) Technology Development Co. Ltd. d.b.a. Euronet China, incorporated in China, of which 85% is owned by Euronet Asia Holdings Limited

•         Euronet Infinitium Solutions Pvt. Ltd., incorporated in India, of which 65.09% is owned by Euronet Services India Pvt. Ltd.

•         Euronet Pakistan (Pvt.) Limited, incorporated in Pakistan, incorporated in Pakistan, of which 70% is owned by Euronet Pakistan Holdings, Inc.

•         Euronet Movilcarga S.L., incorporated in Spain, of which 95.05% is owned by Euronet Telerecarga S.L.U.

•         Euronet Card Services S.A. incorporated in Greece, of which 99.83% is owned by EFT Services Holding B.V.

•         PT Euronet Technologies Indonesia, incorporated in Indonesia of which 99.9% owned by EFT Services Holding B.V.

•         Euronet Middle East, Africa & Pakistan LLC incorporated in Egypt of which 99.5% is owned by EFT Services Holding B.V.

•         Telecom Net S.A. Logistica Digital, incorporated in Brazil of which 99.9% is owned by Telecomnet LLC.

•         Euronet Middle East WLL, incorporated in Bahrain of which 99.4% is owned by EFT Services Holding B.V.

•         Euronet Ukraine LLC incorporated in Ukraine, of which 99.92% is owned by EFT Services Holding B.V.

•         Euronet epay Mexico, S. de R.L. de C.V. of which 99% is owned by EFT Services Holding B.V.